EXHIBIT 99.2
CERTIFICATE OF OWNERSHIP
AND MERGER
MERGING
ACE HI MERGER CORP.
WITH AND INTO
ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.

     ACE Hi Merger Corp. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware
     DOES HEREBY CERTIFY:
     FIRST:     That it was organized pursuant to the General Corporation Law of the State of Delaware on the 13th day of November, 2007.
     SECOND:     That it owns over 90% of the outstanding shares of capital stock of Atlantic Coast Entertainment Holdings, Inc. (“ACEHI”), a corporation organized pursuant to the provisions of the General Corporation Law of the State of Delaware on the 31st day of October, 2003.
     THIRD:     That the Board of Directors by unanimous written consent, dated as of the 14th day of November, 2007, determined to merge the Corporation with and into ACEHI and did adopt the recitals and resolutions set forth in the Unanimous Written Consent of the Board of Directors, dated November 14, 2007 attached hereto as Exhibit A.
     FOURTH:     That this merger has been approved by the unanimous written consent of the sole stockholder of the Corporation.
     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Ownership and Merger to be signed by an authorized officer this 15th day of November, 2007.

ACE HI MERGER CORP.
By:	/s/ Andrew Skobe
	Name:	Andrew Skobe
	Title:	President

EXHIBIT A
[Unanimous Written Consent of the Board of Directors of ACE Hi Merger Corp.]

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UNANIMOUS WRITTEN CONSENT
OF THE
THE BOARD OF DIRECTORS
OF
ACE HI MERGER CORP.
November 14, 2007

     The undersigned, being all of the members of the Board of Directors (the “Board”) of ACE Hi Merger Corp., a Delaware Corporation (the “Corporation”), acting without a meeting pursuant to Section 141(f) of the General Corporation Law of the State of Delaware (the “DGCL”), do hereby consent in writing to the adoption of the following recitals and resolutions as of the date set forth above:
     WHEREAS the Corporation is the owner of 9,389,509 of the outstanding shares of common stock, par value $0.01 per share (the “ACEHI Common Stock”), of Atlantic Coast Entertainment Holdings, Inc. (“ACEHI”) or approximately 94.2% of the outstanding shares of ACEHI Common Stock, which is the sole class of capital stock of ACEHI; and
     WHEREAS the Board deems it advisable and in the best interests of the Corporation to effect a merger of the Corporation with and into ACEHI pursuant to Section 253 of the DGCL.
     NOW, THEREFORE, BE, AND IT HEREBY IS, RESOLVED, that effective upon the filing with the Secretary of State of the State of Delaware (the “Effective Time”) of the Certificate of Ownership and Merger (the “Certificate”) in the form or substantially in the form annexed hereto as Exhibit A, the Corporation shall be merged with and into ACEHI (the “Merger”) and ACEHI shall be the surviving entity and the separate corporate existence of the Corporation shall cease thereupon;
     FURTHER RESOLVED, that the terms and conditions of the Merger are as follows:
     (a)     At the Effective Time, each issued and outstanding share of the common stock, par value $0.01 per share, of the Corporation (the “Newco Common Stock”) shall be converted into and become one share of duly authorized, validly issued, fully paid and non-assessable ACEHI Common Stock and the owner of all issued and outstanding shares of Newco Common Stock shall become the owner of all of the outstanding shares of ACEHI Common Stock. All shares of the Newco Common Stock, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each owner of the Newco Common Stock shall cease to have any rights with respect thereto.

     (b)     At the Effective Time, each share of (i) ACEHI Common Stock held in the treasury of ACEHI and (ii) ACEHI Common Stock owned by the Corporation, or any affiliate thereof, in either case existing prior to the Effective Time shall be canceled, retired and extinguished without any conversion thereof and no payment shall be made with respect thereto.
     (c)     At the Effective Time, each issued and outstanding share (other than shares to be cancelled in accordance with Section (b) above and other than any shares of ACEHI Common Stock with respect to which the holder thereof has demanded appraisal with respect to the merger in accordance with Section 262 of the DGCL and at the Effective Time has neither effectively withdrawn nor lost the right to such appraisal) shall be converted into the right to receive from ACEHI $21.19 per share in cash (the “Merger Consideration”), net to the holder (each a “Selling Stockholder”) of record at the Effective Time of such share of ACEHI Common Stock, less any required withholding taxes, payable to the Selling Stockholder, without interest, upon surrender of the certificate (each a “Stock Certificate”) formerly representing such share of ACEHI Common Stock in the manner provided in Section (d) below. At and after the Effective Time, all such converted shares of ACEHI Common Stock shall no longer be outstanding and shall be deemed canceled, retired and extinguished, and each Selling Stockholder shall cease to have any rights with respect to any Stock Certificate except the right to receive the Merger Consideration, without interest, upon the surrender of such Stock Certificate in accordance with Section (d) below or the right, if any, to receive payment from ACEHI of the “fair value” of such shares as determined in accordance with Section 262 of the DGCL.
     (d)     After the Effective Time, each Selling Stockholder may surrender such Selling Stockholder’s Stock Certificate (or Stock Certificates) by delivering it (or them) together with a properly completed and executed letter of transmittal to, if delivering by mail, American Stock Transfer & Trust Company (the “Paying Agent”), Operations Center, Attn: Reorganization Department, P.O. Box 2042, New York, New York 10272-2042 or, if delivering by hand or courier, American Stock Transfer & Trust Company, Operations Center, Attn: Reorganization Department, 6201 15th Avenue, Brooklyn, New York 11219, and such Selling Stockholder shall be entitled, upon such surrender, to receive in exchange therefor the Merger Consideration for each share of ACEHI Common Stock formerly represented by such Stock Certificate, and the Stock Certificate so surrendered shall be cancelled. Notwithstanding anything herein to the contrary, in the event that a Stock Certificate evidencing a Selling Stockholder’s ownership of ACEHI Common Stock has been lost, destroyed or mutilated, the Paying Agent may accept, in lieu of such Selling Stockholder’s Stock Certificate, an affidavit of such Selling Stockholder, in a form reasonably acceptable to ACEHI and the Paying Agent, certifying that such loss, destruction or mutilation has occurred and indemnifying ACEHI, its officers, directors, transfer agents, registrars, trustees, depositories, and redemption, fiscal, and paying agents and any of their respective successors or assigns against any and all liabilities, losses, damages or expenses or arising out of or in connection with the acceptance by the Paying Agent of such affidavit.

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     (e)     The Corporation’s directors and officers at the Effective Time shall, from and after the Effective Time, be the directors and officers of ACEHI and shall hold office until, in the case of the directors, the next annual meeting of stockholders and until their successors have been duly elected and qualified, and, in the case of the officers, the next annual meeting of the board of directors of ACEHI and thereafter until their respective successors have been duly elected and qualified; and
     FURTHER RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to take all such action and to execute, deliver, certify and file, or cause to be filed, the Certificate setting forth a copy of the resolutions contained in this Unanimous Written Consent of the Board of Directors of the Corporation and all such other documents, certificates and instruments, in the name and on behalf of the Corporation, under its corporate seal or otherwise, whether within or without the State of Delaware, and to pay all such costs and expenses, as such officers shall approve as necessary or advisable to carry out the intent and accomplish the purposes of the foregoing resolutions and the actions contemplated thereby, the taking of such actions and the execution, delivery, certification and filing of such documents, certificates and instruments to be conclusive evidence of such approval.

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     IN WITNESS WHEREOF, the undersigned has executed this Unanimous Written Consent as of the date first written above and directs that it be recorded with the minutes and proceedings of the Board.

/s/ Andrew Skobe
Andrew Skobe

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